SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                October 25, 2007


                              GULF RESOURCES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


    Delaware                         000-20936                      13-3637458
  -------------                     -----------                    ------------
    State of                         Commission                    IRS Employer
  Incorporation                     File Number                    I.D. Number


        CHEMING INDUSTRIAL PARK, UNIT - HAOYUAN CHEMICAL COMPANY LIMITED,
                     SHOUGUANG CITY, SHANDONG, CHINA 262714
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                     Address of principal executive offices

                  Registrant's telephone number: (310)470-2886

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.
Item 2.01.      Completion of Acquisition or Disposition of Assets

      On October 25, 2007, Shuoguang City Haoyuan Chemical Company Limited ("SCHC"), a wholly-owned subsidiary of Gulf Resources, Inc. (the "Registrant"), and Jiancai Wang ("Wang") completed an Asset Purchase Agreement (the "Renjia Agreement") pursuant to which SCHC acquired substantially all of the assets owned by Wang in the Shouguang City Renjia Area (the "Renjia Assets") in a cash transaction valued at $6,399,147 (the "Purchase Price"). Pursuant to the Renjia Agreement, in exchange for the Renjia Assets, the SCHC delivered to Wang $2,519,664 of the Purchase Price at the closing and shall deliver the remaining amount of $3,879,483 within five (5) days after the closing. A copy of the Agreement is filed as Exhibit 10.1 to this Current Report.

      SCHC and Wang made customary representations, warranties and covenants in the Renjia Agreement.

      The Renjia Assets include a 50-year mineral rights and land lease covering 2,165 acres of real property, with annual production of 3,700 tons of bromine. The Renjia Assets acquired include the 398 wells and the related production facility, the wells, the pipelines, other production equipment, and the buildings located on the property.

      On October 26, 2007, SCHC, the Registrant's wholly-owned subsidiary, and Xingji Liu ("Liu") completed an Asset Purchase Agreement (the "Houxing Agreement") pursuant to which SCHC acquired substantially all of the assets owned by Liu in the Shouguang City Houxing Area (the "Houxing Assets") in a cash transaction valued at $6,665,778 (the "Purchase Price"). Pursuant to the Houxing Agreement, in exchange for the Houxing Assets, the SCHC delivered to Liu $2,879,616 of the Purchase Price at the closing and shall deliver the remaining amount of $3,786,162 within five (5) days after the closing. A copy of the Agreement is filed as Exhibit 10.2 to this Current Report.

      SCHC and Liu made customary representations, warranties and covenants in the Houxing Agreement.

      The Houxing Assets include a 50-year mineral rights and land lease covering 2,310 acres of real property, with annual production of 3,900 tons of bromine. The Houxing Assets acquired include the 432 wells and the related production facility, the wells, the pipelines, other production equipment, and the buildings located on the property.

Item 7.01.      Regulation FD Disclosure.

      On October 29, 2007, the Registrant issued a press release announcing the acquisition of the Renjia Assets. A copy of that press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

      On October 31, 2007, the Registrant issued a press release announcing the acquisition of the Houxing Assets. A copy of that press release is attached to this Current Report as Exhibit 99.2 and is incorporated herein by reference.


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

Item 9.01.      Financial Statements and Exhibits.

  (c)   Exhibits.

  10.1  Asset Purchase Agreement, dated October 25, 2007, between SCHC and Wang.

  10.2  Asset Purchase Agreement, dated October 26, 2007, between SCHC and Liu.

  99.1  Press Release dated October 29, 2007.

  99.2  Press Release dated October 31, 2007.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 31, 2007

                                        GULF RESOURCES, INC.


                                        By: /s/ Min Li
                                            -----------------------
                                            Min Li,
                                            Chief Financial Officer


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